Filed Pursuant to Rule 497(e)

File No. 333-199018

CORPORATE CAPITAL TRUST II

Supplement Dated January 10, 2017

to

Prospectus Dated December 22, 2016

This supplement contains information that supplements and amends, is a part of, and should be read in conjunction with the prospectus of Corporate Capital Trust II dated December 22, 2016, as supplemented and amended (the “Prospectus”). The Prospectus has been filed with the Securities and Exchange Commission and is available at www.sec.gov, or by calling (866) 650-0650. Capitalized terms used in this supplement shall have the same meaning as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read the entire Prospectus and this supplement, and consider carefully our investment objectives, risks, charges and expenses. You should also carefully consider the information disclosed in the section of the Prospectus captioned “Risk Factors” before you decide to invest in our common stock.

This supplement amends the Prospectus as follows:

Management

This supplement amends the section of the Prospectus entitled “Management—Board of Trustees—Interested Trustees” by replacing the third and fourth paragraphs of such section with the following two paragraphs:

Erik A. Falk serves as a trustee on our Board. In addition, Mr. Falk also currently serves as a director for CCT. Mr. Falk joined KKR & Co. in 2008. Mr. Falk is a Member of KKR & Co. Mr. Falk informed us that he plans to retire from KKR & Co. in April of 2017. Prior to joining KKR & Co., Mr. Falk was a Managing Director at Deutsche Bank Securities Inc., where he was most recently Global Co-Head of the Securitized Products Group. In addition to leadership positions in recruiting and sitting on the boards of several of the bank’s companies, Mr. Falk was a member of the global markets North American management committee and a member of the complex transactions underwriting committee for the bank. Mr. Falk co-ran a global group focused on principal investing, bond underwriting, direct lending and advisory business in credit and securitized products. He was also the global head of the special situations group where he launched a global principal finance business focused on value trading and investing based on financial and asset valuation in both distressed and performing situations. Prior to that, Mr. Falk worked for Credit Suisse First Boston where he was a director in their asset-backed securities department. He originated and executed capital market securitizations for banks, auto finance companies, airlines, student loan originators and CLO issuers. Mr. Falk graduated from Stanford University with an M.S. and B.S. in Chemical Engineering.

Mr. Falk was selected as one of our two Interested Trustees because of his prior experience and familiarity with us. Equally significant is his knowledge and experience with business development initiatives and with portfolio risk management and analytics, both of which we believe are key qualifications for providing sound direction and leadership. Mr. Falk also possesses experience in portfolio management across multiple strategies, which we believe is invaluable to our portfolio investment process.